UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2006
Kitty Hawk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25202	75-2564006
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1515 West 20th Street
P.O. Box 612787
DFW International Airport, Texas
(Address of principal		75261
executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 456-2200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Employment Agreement - Steven E. Markhoff
Employment Agreement - Jessica Wilson

Item 1.01 Entry into a Material Definitive Agreement.
     On June 1, 2006, Steven E. Markhoff entered into a new employment agreement with Kitty Hawk, Inc. (the “Company”). This new agreement supersedes the prior employment agreement between the Company and Mr. Markhoff.
     Pursuant to the new employment agreement with Mr. Markhoff, Mr. Markhoff will serve as the Senior Vice President and Chief Operating Officer of Kitty Hawk Cargo, Inc. The terms of his new employment agreement remain the same as the prior employment agreement filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on December 22, 2004, except that his salary is $220,000 per annum, his title is changed to Senior Vice President and Chief Operating Officer of Kitty Hawk Cargo, Inc., and the term of the employment agreement has been extended to December 14, 2008. A copy of Mr. Markhoff’s new employment agreement is attached to this report as Exhibit 10.1 and this description is qualified in its entirety by reference to the attached employment agreement.
     In addition, on June 1, 2006, Jessica Wilson entered into a new employment agreement with the Company. This new agreement supersedes the prior employment agreement between the Company and Ms. Wilson.
     Pursuant to the new employment agreement with Ms. Wilson, Ms. Wilson will maintain her position as Chief Accounting Officer of the Company. The terms of her new employment agreement remain the same as the prior employment agreement filed on Form 8-K with the SEC on December 22, 2004, except that her salary is $125,000 per annum and the term of the employment agreement has been extended to December 14, 2008. A copy of Ms. Wilson’s new employment agreement is attached to this report as Exhibit 10.2 and this description is qualified in its entirety by reference to the attached employment agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On May 30, 2006, Toby Skaar accepted a new position as Vice President Sales of Kitty Hawk Cargo, Inc. Mr. Skaar will no longer perform the functions of Chief Operating Officer of Kitty Hawk Cargo, Inc. Mr. Skaar has entered into a new employment agreement with the Company which supersedes his prior employment agreement with the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, effective as of June 1, 2006, by and between Kitty Hawk, Inc. and Steven E. Markhoff.

10.2	Employment Agreement, effective as of June 1, 2006, by and between Kitty Hawk, Inc. and Jessica Wilson.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITTY HAWK, INC.

	By:	/s/ Steven E. Markhoff

	Name:	Steven E. Markhoff
	Title:	Corporate Secretary

Date: June 2, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, effective as of June 1, 2006, by and between Kitty Hawk, Inc. and Steven E. Markhoff.

10.2	Employment Agreement, effective as of June 1, 2006, by and between Kitty Hawk, Inc. and Jessica Wilson.